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                             AM GENERAL CORPORATION
                             105 NORTH NILES AVENUE
                        SOUTH BEND, INDIANA 46634-7025



                                                                  April 19, 2001

Congress Financial Corporation
1133 Avenue of the Americas
New York, New York 10036

   Re:  Amendment No. 1 to Amended and Restated Loan and Security Agreement
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Ladies and Gentlemen:

     Congress Financial Corporation ("Lender") and AM General Corporation ("Borrower") have entered into certain financing arrangements which Lender may make loans and advances and provide other financial accommodations to Borrower as set forth in the Amended and Restated Loan and Security Agreement, dated as of January 24, 2001, between Lender and Borrower (as the same may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement," and together with all agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto, collectively, the "Financing Agreements"). Capitalized terms not defined herein shall have the meanings set forth in the Loan Agreement.

     Borrower has requested that Lender consent to certain amendments to the Loan Agreement and Lender is willing to consent to such amendments subject to the terms and conditions set forth herein.

  1.   Amendment.  Section 1.15 of Loan Agreement is hereby deleted in its
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entirety and the following substituted therefor:

            "1.15 "Consolidated Working Capital" shall mean, as to any Person,
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       at any time, the amount equal to the difference between: (a) the aggregate net book value of all assets of such Person and its Subsidiaries, calculating the book value of inventory for this purpose on a first-in-first-out basis, on a consolidated basis for such Person and its Subsidiaries, which would, in accordance with GAAP consistently applied, be classified as current assets and (b) all Indebtedness of such Person and its Subsidiaries, on a consolidated basis for such Person and its Subsidiaries, which would in accordance with GAAP consistently applied, be classified as current

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       liabilities (other than the Indebtedness in respect of the Senior Notes)
       and the Indebtedness arising hereunder, whether or not classified as a current liability."

  2.  Representations, Warranties and Covenants.  In addition to the continuing
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representations, warranties and covenants at any time made by Borrower to Lender pursuant to the other Financing Agreements, Borrower hereby represents, warrants and covenants with and to the Lender (which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Financing Agreements) that no Event of Default, or act, condition or event which with notice or passage of time or both would constitute an Event of Default, shall exist or have occurred and be continuing on the date hereof.

  3.  Governing Law.  The rights and obligations hereunder of each of the
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parties hereto shall be governed by and interpreted and determined in accordance with the laws of the State of New York.

  4.  Binding Agreement.  Without limiting any other provision in this
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Amendment, this Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

  5.  Effect on this Amendment.  Except as modified pursuant hereto, no other
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changes or modifications to the Financing Agreements are intended or implied and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the date hereof. To the extent of conflict between the terms of this Amendment and the Financing Agreements, the terms of the Amendments shall control. This Amendment shall be effective, as of the date hereof, upon receipt by Congress of this Amendment, duly authorized, executed and delivered by Borrower.

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  6.  Counterparts.  This letter agreement may be executed in counterparts, but
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all of such counterparts shall together constitute but one and the same agreement. In making proof of this letter agreement, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties thereto.


                                    Very truly yours,

                                    AM GENERAL CORPORATION

                                    By:    ___________________________________
                                    Title: ___________________________________



AGREED:

CONGRESS FINANCIAL CORPORATION

By:    ____________________________
Title: ____________________________

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